Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed‑Upon Procedures Report

Kubota Credit Corporation, U.S.A. (the “Company”)
Mizuho Securities USA LLC
SMBC Nikko Securities America, Inc.
BofA Securities, Inc.
BNP Paribas Securities Corp.
(together, the “Specified Parties”)
Re: Kubota Credit Owner Trust 2026-2 – Data File Procedures
We have performed the procedures described below on the specified attributes in an electronic data file entitled “Manual KCOT 2026-2 Collateral.xlsx” provided by the Company on June 8, 2026, containing information on 23,626 retail installment contracts (the “Contracts”) as of May 31, 2026 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Kubota Credit Owner Trust 2026-2. The Company is responsible for the specified attributes identified by the Company in the Data File.
The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.
The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.
Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.
•
The term “Source Documents” means copies of retail installment contracts, credit reports, UCC-1 filings, an equipment mapping file entitled “Equipment Type and Series.xlsx” and internal system screenshots provided by the Company. We make no representation regarding the validity or accuracy of these documents or the execution of the retail installment contracts by the borrowers.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the “Instructions” column of Exhibit A.
•	The term “Provided Information” means the Source Documents and Instructions.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

The procedures we were instructed by the Company to perform are as follows:
A.
We randomly selected a sample of 125 Contracts from the Data File (the “Selected Contracts”) using a random sampling tool. A listing of the Selected Contracts is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Contracts we were instructed to randomly select from the Data File.

B.
For each Selected Contract, we compared or recomputed the specified attributes in the Data File listed in Exhibit A to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

We found such information to be in agreement without exception.
We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.
We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Contracts, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Contracts being securitized, (iii) the compliance of the originator of the Contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Contracts that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).
The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP
Irvine, California
June 26, 2026

Exhibit A

#	Attribute Name in Data File	Source Document (s)	Instructions
1	LOAN NUMBER	Retail installment contract	Not applicable (“N/A”)
2	ORIGINATION DATE	Retail installment contract	N/A
3	LOAN APR	Retail installment contract	N/A
4	PAYMENT FREQUENCY	Retail installment contract	N/A
5	ORIGINAL LOAN AMOUNT	Retail installment contract, internal system screenshots	N/A
6	PAYMENT AMOUNT	Retail installment contract	N/A
7	FIRST PAYMENT DATE	Retail installment contract	N/A
8	NEW_USED_IND	Retail installment contract	N/A
9	SEGMENT	Retail installment contract, equipment mapping file	If the model in the equipment mapping file is “B2601HSD-1”, “L4701HST”, or “L4701DT”, assume the Segment to be “AG.”
10	FICO	Credit report, internal system screenshots	If the CUSTOMER NAME in the Data File contains “LLC”, “Inc”, or “Company”, FICO is equal to 0. Otherwise, the FICO is based on the CUSTOMER NAME.
11	CUSTOMER NAME	Retail installment contract, UCC-1 filing, internal system screenshots
If the borrower’s name in the Retail installment contract does not in agree with the CUSTOMER NAME in the Data File, use the UCC-1 filing or internal system screenshots as the source for CUSTOMER NAME.

12	CUST STATE	Retail installment contract, internal system screenshots	N/A

#	Attribute Name in Data File	Source Document (s)	Instructions
13	ORIG TERM	Retail installment contract	Recompute as the sum of “No. of Payments” listed in the Retail installment contract.